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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 22, 1998


                  BANKERS TRUST NEW YORK CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500


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Item 5. Other Events

A) On January 22, 1998, Bankers Trust New York Corporation (the "Registrant") released financial information with respect to the quarter ended December 31, 1997. This Current Report on Form 8-K files the Press Release which contains certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant"s Press Release dated January 22, 1998, is described below and is incorporated herein by reference.

       1. Review of certain financial information.

       2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at December 31, 1997 and September 30, 1997 and the audited consolidated financial position at December 31, 1996 and its unaudited consolidated results of operations for each of the three-month and twelve-month periods ended December 31, 1997, and December 31, 1996, and the three-month period ended September 30, 1997.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at December 31, 1997, September 30, 1997 and December 31, 1996 and its consolidated results of operations for the three-month and twelve-month periods ended December 31, 1997 and December 31, 1996 and the three-month period ended September 30, 1997 have been made.

B) The following schedules were distributed at the analysts meeting held by the Corporation on January 22, 1998:

          - Preliminary Cross Border Outstandings by Region at
            December 31, 1997 is contained in Exhibit 99.2

          - Preliminary Cross Border Outstandings by Country at
            December 31, 1997 is contained in Exhibit 99.2

          - Preliminary Risk-Adjusted Credit Capital & Credit
            Exposure at December 31, 1997 is contained in
            Exhibit 99.2


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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated January 22, 1998.

          (99.2)    Preliminary Cross Border Outstandings by
                    Region at December 31, 1997

          (99.2)    Preliminary Cross Border Outstandings by
                    Country at December 31, 1997

          (99.2)    Preliminary Risk-Adjusted Credit Capital and
                    Credit Exposure at December 31, 1997





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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         BANKERS TRUST NEW YORK CORPORATION



                         By   /s/ RONALD HASSEN
                                 RONALD HASSEN
                                 Senior Vice President
                                (Principal Accounting Officer)




January 22, 1998


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               BANKERS TRUST NEW YORK CORPORATION

                 FORM 8-K DATED JANUARY 22, 1998

                          EXHIBIT INDEX



Exhibit
Number                 Description of Exhibit

          (99.1)    Earnings Press Release of the
                    Registrant dated January 22, 1998.

          (99.2)    Preliminary Cross Border Outstandings by
                    Region at December 31, 1997

          (99.2)    Preliminary Cross Border Outstandings by
                    Country at December 31, 1997

          (99.2)    Preliminary Risk-Adjusted Credit Capital and
                    Credit Exposure at December 31, 1997